UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001- 36131	46-3044956
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	EIGI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On August 1, 2019, Endurance International Group Holdings, Inc. (the “Company”) issued a press release announcing certain financial results and other information for the quarter ended June 30, 2019. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information reported under Item 2.02 in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, the Company’s current chief accounting officer, Timothy S. Mathews, will be leaving the Company to pursue other opportunities. Mr. Mathews’s resignation takes effect on August 7, 2019. At that time, Marc Montagner, the Company’s chief financial officer, will assume the responsibilities of interim principal accounting officer (in addition to his CFO role) until the Company hires a new chief accounting officer.

Mr. Montagner, age 58, has served as the Company’s chief financial officer since September 2015. Mr. Montagner has also served as chief risk officer since April 2018, and from May 2017 to February 2018, he served as interim chief operating officer. Mr. Montagner was previously chief financial officer at LightSquared, Inc., or LightSquared (now Ligado Networks), from January 2012 until August 2015. Previously, he had been executive vice president of sales, marketing and strategy at LightSquared from 2009 to 2010. From June 2010 to December 2011, Mr. Montagner served as managing partner of DuPont Circle Partners LLC. Prior to joining LightSquared in February of 2009, Mr. Montagner was managing director and co-head of the Global Telecom, Media and Technology Merger and Acquisition Group at Banc of America Securities. Until 2006, he was senior vice president, corporate development and M&A with the Sprint Nextel Corporation. Prior to 2002, Mr. Montagner was a managing director in the Media and Telecom Group at Morgan Stanley.

Item 9.01.	Financial Statements and Exhibits

(d) The following exhibit relating to Item 2.02 shall be deemed to be furnished and not filed:

99.1	Press release issued by Endurance International Group Holdings, Inc. on August 1, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: August 1, 2019	/s/ Marc Montagner
(Signature)
Name: Marc Montagner
Title: Chief Financial Officer